Rule 424(b)(3)
                                                              File No. 333-32429


                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 14, 1998,
                        TO PROSPECTUS DATED JULY 24, 1998

                                10,109,290 SHARES

                             ITHACA INDUSTRIES, INC.
                     COMMON STOCK (PAR VALUE $.01 PER SHARE)


         This Prospectus Supplement is intended to be read in conjunction with the Prospectus dated July 24, 1998.

                              ---------------------

         Attached hereto is Amendment No. 1 to Current Report on Form 8-K/A for Ithaca Industries, Inc. (the "Company").

                              ---------------------

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                  BY THE SECURITIES AND EXCHANGE COMMISSION OR
                   ANY STATE SECURITIES COMMISSION NOR HAS THE
                    SECURITIES AND EXCHANGE COMMISSION OR ANY
                     STATE SECURITIES COMMISSION PASSED UPON
                        THE ACCURACY OR ADEQUACY OF THIS
                         PROSPECTUS. ANY REPRESENTATION
                              TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                              ---------------------

                The date of this Supplement is September 14, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1998


                             ITHACA INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                         000-22385                   56-1385842
--------------------------------------------------------------------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina             28697
--------------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (336) 667-5231

         This Form 8-K/A supplements Ithaca Industries, Inc.'s ("Registrant") Current Report on Form 8-K dated August 19, 1998 with respect to Registrant's change in certifying accountant to provide the letter from KPMG Peat Marwick LLP required by Item 304(a)(3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS

         Exhibit Number                     Description
         --------------                     -----------

               16              Letter from KPMG Peat Marwick LLP, dated
                               September 10, 1998

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITHACA INDUSTRIES, INC.


Date: September 14, 1998                     By: /s/ Richard P. Thrush
                                             -------------------------
                                             Richard P. Thrush

                                             Senior Vice President - Finance and
                                             Administration, Chief Accounting
                                             and Principal Financial Officer

                                  EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

               16              Letter from KPMG Peat Marwick LLP, dated
                               September 10, 1998